EXHIBIT 10.1
------------

                     CONVEYANCE AND SETTLEMENT AGREEMENT


            THIS CONVEYANCE AND SETTLEMENT AGREEMENT, dated as of
December 15, 1998, is made by and among RVM LONG BEACH PLAZA LLC, a Delaware limited liability company ("Grantee"), and CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership ("Grantor"). Capitalized terms used in this Agreement and not otherwise defined are used with the meanings set forth in Exhibit C.

            PRELIMINARY STATEMENTS. This Agreement is entered into with reference to the following facts:

      (1) Grantor is indebted to Teachers Insurance and Annuity Association of America ("TIAA") pursuant to that certain California Deed of Trust Note (the "Note"), in the original principal amount of $34,000,000, dated June 28, 1984, and secured by that certain Deed of Trust and Assignment of Rents, Security Agreement and Fixture Filing Statement (the "Deed of Trust"), dated June 28, 1984, that certain Assignment of Leases and Rents (the "Assignment of Leases"), dated June 28, 1984 and certain other instruments, security agreements and UCC financing statements (the "Other Security Instruments"; the Other Security Instruments, the Deed of Trust and the Assignment of Leases, collectively, the "Mortgage"). The outstanding unpaid principal amount under the Note is at least $30,000,000.00.

      (2) The Note is currently in default, and in connection therewith, TIAA has filed an action for, among other things, judicial foreclosure in the Los Angeles County Superior Court (the "Superior Court"), as Case No. NC 018613 (the "Superior Court Proceeding"). Pursuant to a stipulation between Grantor, JMB Realty Corporation, a Delaware corporation, and TIAA, approved by the Superior Court on or about March 6, 1996, in the Superior Court Proceeding, Douglas P. Wilson (the "Receiver") was appointed as receiver for the Property.

      (3) Grantor acknowledges, for purposes of this Settlement Agreement only, and only for the benefit of Grantee, that (a) a material default has occurred under the Loan Documents, (b) all notice and cure periods under the Loan Documents have expired, (c) Grantor has no offsets, defenses or counterclaims with respect to amounts outstanding under the Loan Documents or to the Superior Court Proceeding, (d) Grantor is unable to cure its defaults under the Loan Documents, (e) Grantor does not have any equity in the Property and (f) Grantor has been unsuccessful in obtaining any offers to purchase the Property or any commitments to refinance the Loan either of which would result in the repayment of all amounts owed under the Loan.

      (4) Grantee has advised Grantor that TIAA is negotiating a Loan Purchase and Sale Agreement (the "TIAA/Grantee Agreement") with RVM II Long Beach Plaza LLC ("RVM"), an affiliate of Grantee, providing for the sale of the Note and Mortgage, and TIAA and Grantor have agreed that, if Grantee desires, upon the sale of the Note and Mortgage to RVM, Grantor shall transfer the Property to Grantee or its designee in lieu of foreclosure of the Deed of Trust by RVM.

      (5) Subject to the terms and conditions set forth in this Agreement, Grantor desires to convey and transfer to Grantee, and Grantee desires to receive and accept, Grantor's rights and interests in the Property.

            NOW, THEREFORE, in consideration of the premises, $10 and of the mutual covenants and agreements hereinafter set forth, all of which represent a fair and equitable transfer (specifically, with respect to the benefits transferred to Grantor, Grantor acknowledges that they represent a reasonably equivalent value for Property, as encumbered) and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

                                  ARTICLE I

                     TRANSFER AND CONVEYANCE OF PROPERTY

      1.01 CONVEYANCE OF REAL PROPERTY. On the Closing Date, Grantor shall execute and deliver to Grantee a quitclaim deed (the "Deed"), in the form attached hereto as Exhibit D and acknowledged by a notary, conveying Grantor's interest in the Real Property to Grantee.

      1.02 TRANSFER OF PERSONAL PROPERTY AND PROJECT DOCUMENTS. On the Closing Date, Grantor will deliver to Grantee a bill of sale (the "Bill of Sale"), in the form attached hereto as Exhibit E, transferring to Grantee as of the Closing Date, without any warranties whatsoever, all of Grantor's interest in and rights under or in connection with the Personal Property, the Project Documents, the Leases and the Rents, to the extent transferable, together with such other instruments of transfer, assignments, consents to transfer and assignment and approvals as Grantee may reasonably request in order to evidence and effect the sale, assignment, transfer and delivery thereof to Grantee as of the Closing Date.

      1.03 ASSIGNMENT OF DEVELOPMENT DOCUMENTS. On the Closing Date, Grantor and Grantee shall execute (a) an Assignment and Assumption (the "Assignment and Assumption of REA") of Grantor's rights and obligations under the REA and (b) an Assignment and Assumption of that certain Parking Sublease between the City of Long Beach, California (the "City") and Grantor (the "Assignment and Assumption of the Parking Sublease"), which shall be consented to by the City.

      1.04 ACCEPTANCE BY GRANTEE. Effective as of the Closing Date, (a) Grantee accepts the transfer and conveyance of the Property pursuant to the Deed and the Bill of Sale and accepts the duties and obligations set forth in the Assignment and Assumption of REA, the Assignment and Assumption of the Parking Sublease and the release in Section 2.02 hereof, and (b) Grantee assumes and agrees to perform Grantor's obligations under the Project Documents and the Leases which arise from and after the Closing Date and (c) Grantee and RVM agree that by reason thereof Grantor shall have no further obligations with respect to the Note and the Mortgage.

      1.05 POSSESSION BY GRANTEE. Effective as of the Closing Date, Grantor shall be deemed to have delivered to Grantee, and Grantee shall from and after such time have, exclusive possession and control of the Property.

      1.06 GRANTOR COVENANTS. Following the date hereof, Grantor shall, unless Grantee otherwise consents in writing: (a) terminate all leasing and sales efforts with respect to the Property, (b) not enter into any agreement with respect to the Property, including any agreement with respect to advertising, leasing or sales, or execute any instrument with respect to the Property (other than as contemplated by this Agreement), or record, modify or terminate any existing instrument or agreement with respect to the Property, (c) not transfer, encumber or otherwise dispose of any interest in the Property, and (d) not take any other action with respect to the Property except that Grantor shall (to the extent Grantor is currently permitted to and is currently affecting or performing such actions given the Receiver's duties with respect to the Property), at all times prior to the Closing Date, not commit any waste thereof, maintain and operate the Real Property in the ordinary course of business and keep and maintain casualty insurance covering the Property in an amount sufficient to cover the full replacement value of all improvements on the Real Property.

      1.07 ABSOLUTE CONVEYANCE. This Agreement, the Deed, the Bill of Sale and any other Documents delivered by Grantor under this Agreement (collectively, the "Agreement Documents"), when executed and delivered, are and shall constitute an absolute conveyance to Grantee of title to the Property, in effect as well as in form, and are not intended to create security for the payment or repayment of any indebtedness or the performance of any other obligation of Grantor of any kind or nature whatsoever. There is no other agreement or understanding, oral or written, between Grantor and Grantee with respect to the Property or any reconveyance of the Property to or for the benefit of Grantor. The parties hereby confirm that on and after the Closing Date, (a) Grantor shall have no legal or equitable right, title, claim or interest in or to the Property, and (b) Grantor shall waive any right to take any action with respect to, or impose or seek to impose any Lien, trust or other interest or right in or to the Property. If and to the extent that Grantor may otherwise have any interest in any Property, such interest shall be deemed to have been transferred and conveyed by Grantor to Grantee on the Closing Date pursuant to the Agreement Documents.


                                 ARTICLE II

                              GENERAL RELEASES

      2.01 GENERAL RELEASE BY GRANTOR. Effective on the Closing Date, Grantor hereby releases and discharges TIAA, Grantee, and their respective subsidiaries and affiliates, and the respective officers, directors, agents, attorneys and employees of each (collectively, the "Grantee Parties") from any and all of its or their obligations under the Loan Documents, and from any and all claims, debts, demands, allegations, actions, causes of action, suits, duties, controversies, agreements, promises, omissions, variances, damages, judgments, costs, expenses, losses, obligations and liabilities whatsoever, whether in law, equity or otherwise and whether or not presently known (including any unknown or unsuspected claims within the meaning of 1542 of the California Civil Code) (collectively, "Grantor Claims") that Grantor may now have, or hereafter can, shall or may have against any Grantee Party based upon, arising out of or related to (a) the Property, the Loan Documents and this Agreement (including the negotiation, execution, delivery, performance, administration or enforcement thereof), or any of the transactions contemplated therein, or (b) any act or omission of any Grantee Party or other Person in connection therewith or relating thereto; provided, however, that such release shall not apply with respect to (i) any Grantor Claims arising out of or resulting from the breach of any covenant or warranty or any misrepresentation of Grantee under or contained in this Agreement or any other Agreement Document or (ii) any Grantor Claims or matters with respect to which Grantee has agreed to indemnify Grantor under this Agreement.

      Grantor understands and agrees that the nature, extent and result of Grantor Claims hereby released may not now be known or anticipated and declares that it nevertheless desires, and hereby agrees, to release in full all possible Grantor Claims against Grantee Parties arising from any and all acts or omissions of any Grantee Party or other Person or the transfers and assignments granted or contemplated by the Agreement Documents or the other matters set forth above. Grantor expressly waives and relinquishes all rights and benefits under 1542 of the California Civil Code, which reads as follows:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      2.02 GENERAL RELEASE BY GRANTEE AND OTHERS. Effective on the Closing Date, Grantee, TIAA and RVM shall and do hereby release and discharge Grantor, its respective subsidiaries and affiliates, and the respective officers, directors, partners, members, agents, attorneys and employees of each (collectively, the "Grantor Parties") from liability for any and all of its or their obligations under the Loan Documents, and from any and all claims, debts, demands, allegations, actions, causes of action, suits, duties, controversies, agreements, promises, omissions, variances, damages, judgments, costs, expenses, losses, obligations and liabilities whatsoever, whether in law, equity or otherwise and whether or not presently known (including any unknown or unsuspected claims within the meaning of 1542 of the California Civil Code) (collectively, "Grantee Claims") that Grantee, TIAA and RVM ever had, may now have, or hereafter can, shall or may have against any Grantor Party based upon, arising out of or related to (a) the Property, the Loan Documents, this Agreement (including the negotiation execution, delivery, performance, administration or enforcement thereof) or any of the transactions contemplated therein, or
(b) any act or omission of such Grantor Party or other Person prior to the Closing Date in connection therewith or relating thereto; provided, however, that such release shall not apply with respect to (i) any Grantee Claim arising out of or resulting from the breach of any covenant or warranty or any misrepresentation of Grantor under or contained in this Agreement or any other Agreement Document or (ii) any Grantee Claims or matters with respect to which Grantor has agreed to indemnify Grantee under this Agreement. Anything contained herein to the contrary notwithstanding, the release and limitation of liability set forth in this Section 2.02 with respect to Grantor Parties shall be deemed to be void and of no further force or effect if Grantor shall commence any action to restrain or rescind the transfer of the Property or any part thereof to Grantee pursuant to this Agreement, initiate Insolvency Proceedings, transfer title to the Property to a Person other than Grantee or take any similar action.

      Grantee, TIAA and RVM understand and agree that the nature, extent and result of Grantee Claims hereby released may not now be known or anticipated and declares that it nevertheless desires, and hereby agrees, to release in full (to the extent and subject to the exceptions set forth herein) all possible Grantee Claims against Grantor Parties arising from any and all acts or omissions of any Grantor Party prior to the Closing Date or the other matters set forth above. Grantee, TIAA and RVM expressly waive and relinquish all rights and benefits under Section 1542 of the California Civil Code, which reads as follows:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      The parties hereto acknowledge that the releases set forth in Sections 2.01 and 2.02 hereof shall only be effective upon the transfer of the Note and the Mortgage from TIAA to Grantee and the transfer of the Property from Grantor to Grantee.

                                 ARTICLE III

                               REPRESENTATIONS



      3.01 FORMATION AND QUALIFICATION OF GRANTOR. To induce Grantee to enter into this Agreement, Grantor represents and warrants to Grantee that Grantor is a limited partnership duly formed and validly existing under the Laws of the State of Illinois, is duly registered in Illinois, is in good standing in Illinois, is qualified to do business in the State of California, is in good standing in the State of California and has all requisite power and authority (subject to the effects thereon of the Superior Court proceeding) to conduct its business and to own and lease its properties and to enter into this Agreement.

      3.02 FORMATION AND QUALIFICATION OF GRANTEE. To induce Grantor to enter into this Agreement, Grantee represents and warrants to Grantor that Grantee is a limited liability company duly formed and validly existing under the Laws of the State of Delaware, is duly registered in Delaware, is in good standing in Delaware, is (or will be upon the Closing) qualified to do business in the State of California, is in (or will be upon the Closing) in good standing in the State of California and has all requisite power and authority to conduct its business and to own and lease its properties and to enter into this Agreement.

      3.03 REA. To induce Grantee to enter into this Agreement, Grantor represents and warrants to Grantee the following with respect to the REA:

            (a) To the knowledge of Grantor, there are no defaults under the REA by any party to the REA other than any default which may be related to the operations of Montgomery Ward;

            (b) To the knowledge of Grantor, the REA has not been assigned, modified or amended in any way except as set forth in the definition of REA set forth in Exhibit C attached hereto; and

            (c) To the knowledge of Grantor, as of the date set forth above, the REA is in full force and effect.

            (d) As used in this Section 3.03, the term "knowledge" shall mean to the actual knowledge, without independent investigation of Brian Ellison, Vice President of JMB Realty Corporation or Glenn Emig, Executive Vice President of JMB Realty Corporation.

      3.04 "AS IS". Except as otherwise specifically set forth herein, Grantee agrees to accept the Property "AS IS", "WHERE IS" and "WITH ALL FAULTS" in its present condition, subject to reasonable use, wear, tear and natural deterioration of the Property between the date hereof and the Closing.

                                 ARTICLE IV

                            COVENANTS OF GRANTOR

      4.01 CERTAIN LEGAL ACTIONS. Grantor hereby (a) agrees not to take any action to rescind, set aside or invalidate this transaction, in whole or in part, (b) disclaims any right, title or interest in any such action brought by any other Person, and (c) assigns and transfers to Grantee all of Grantor's right, title, interest and claim in and to the proceeds or benefits of any such action or any recovery thereunder and agrees to execute such Documents as Grantee shall reasonably require if any such action is brought in order to defend or contest the same. This Section
4.01 shall survive Closing.

      4.02 DELIVERY OF DOCUMENTS. At the Closing, Grantor shall deliver to Grantee, without any warranty whatsoever, such Documents in respect of the Property as are in Grantee's possession and are reasonably requested in connection with the operation of or ownership of the Property.

      4.03 ADDITIONAL AGREEMENTS; FURTHER ACTIONS. Grantor agrees to take or cause to be taken such further action and execute and deliver or cause to be executed and delivered such further Documents as Grantee from time to time may reasonably deem proper or advisable to consummate and make effective the transactions contemplated in this Agreement or otherwise to carry out the purposes of this Agreement, provided that Grantor shall incur no additional liability, cost or risk.

                                  ARTICLE V

                         CONDITIONS TO EFFECTIVENESS

      5.01 CLOSING CONDITIONS. The conveyance of the Property by Grantor to Grantee pursuant to this Agreement shall occur immediately following the closing of the sale of the Note and the Mortgage pursuant to the TIAA/Grantee Agreement, which is anticipated to occur on December 31, 1998, or such later date as Grantee may determine (but not later than March 20, 1999 without Grantor's consent), subject in each case to the fulfillment of the following conditions (or the waiver thereof by either party, in whole or in part, in each party's sole discretion):

            (a) Grantee shall have received each of the following, in form and substance satisfactory to Grantee:

                  (i) the Deed executed by Grantor, and evidence of recordation of the Deed in the Official Records of Los Angeles, California;

                  (ii)  possession by Grantee of the Property;

                  (iii) the Bill of Sale executed by Grantor and such other bills of sale, assignments and other instruments of transfer, without warranty, as Grantee may reasonably request for the purpose of effectively conveying to Grantee all of Grantor's interest in the Property to be transferred pursuant to this Agreement;

                  (iv) the Assignment and Assumption of REA and the Assignment and Assumption of the Parking Sublease, as consented to by the City;

                  (v)   the approvals and consents set forth on Exhibit B;

                  (vi)  authorizing Resolutions for Grantor;

                  (vii) originals, or copies to the extent originals are not available, of all of the Project Documents;

                  (viii) a title commitment from a title company satisfactory to Grantee subject only to Permitted Encumbrances and any affidavits, mutually acceptable in form and substance, from Grantor reasonably requested by such title company, including an acceptable "transferor's affidavit", provided that Grantor's liability shall be limited to the Real Property in any such affidavits; and

                  (ix) a FIRPTA certificate and a similar certificate required by the state of California.

            (b) Grantor shall have received each of the following in form and substance satisfactory to Grantor:

                  (i) the Assignment and Assumption of REA and the Assignment and Assumption of the Parking Sublease, as consented to by the City;

                  (ii)  the approvals and consents set forth on Exhibit B;

                  (iii) authorizing Resolutions for Grantee; and

                  (iv) an assignment and assumption of Landlord's interest in that certain Lease dated January 27, 1981 between Ernest W. Hahn, Inc., as landlord, and J.C. Penney Company, Inc., as tenant, recorded on January 29, 1981 as Instrument No. 81-105994, as assigned by landlord to Grantor by Instrument No. 83-711208, recorded on June 24, 1983, and as modified by Instrument No. 84-400119, recorded on April 3, 1984, and Instrument No. 94-784756, recorded on June 29, 1984.

            (c) all declarations or filings with any Governmental Agency necessary for the consummation of the transactions contemplated in this Agreement shall have been made or filed;

            (d) no breach of any covenant of Grantor or Grantee contained in this Agreement shall have occurred;

            (e) neither Grantor nor Grantee shall be subject to any Insolvency Proceeding;

            (f) each of the representations and warranties made by Grantor and Grantee in this Agreement shall be true in all respects as if made on as of the Closing Date; and

            (g) each of Grantor and Grantee shall have delivered a certificate to the other stating that the conditions to effectiveness of this Agreement have been waived or fulfilled.

      5.02 FAILURE OF CONDITIONS. In the event that any of the conditions set forth in Section 5.01 are not fulfilled or waived by Grantee or Grantor, as the case maybe, on or before the date set forth in Section 5.01 or, in the case of Grantee, such later date as Grantee may determine (subject as aforesaid), Grantee or Grantor, as the case maybe, may elect to terminate any further obligations of Grantee or Grantor, as the case maybe, under this Agreement and in the event of such termination, this Agreement or the termination thereof shall not be construed to limit or alter any rights and obligations of any party under the Loan Documents.

                                 ARTICLE VI

                                MISCELLANEOUS

      6.01 ENTIRE AGREEMENT. This Agreement and the other Agreement Documents to be delivered hereunder constitute the entire agreement between the parties with respect to the matters contained herein, and supersede any and all prior oral agreements, understandings, arrangements and representations. There are no formal or informal understandings, arrangements or agreements with respect to the matters contained herein other than as expressly set forth herein and in the other Agreement Documents.

      6.02 WAIVERS AND AMENDMENTS. No supplement to, modification or amendment of, or waiver, consent or approval under, this Agreement shall be effective unless in writing and signed by Grantee, Grantor and TIAA and any consent or approval shall be effective only in the specific instance and for the specific purpose for which given, and no supplement to, modification or amendment of, or waiver, consent or approval under any other Agreement Document shall be effective unless in writing and signed by Grantee and Grantor and any consent or approval shall be effective only in the specific instance and for the specific purpose for which given.

      6.03 SURVIVAL. The attached Insert "Limitation on Rights and Remedies", sets forth which representations and agreements of Grantor set forth herein and in the other documents contemplated in this Agreement, shall survive the Closing Date and the transfer of the Property to Grantee.

      6.04 BENEFITS AND ASSIGNMENT. The Agreement Documents are made for the purpose of defining the rights and obligations of Grantor and Grantee in connection with the matters set forth therein and are intended for the sole protection of Grantor and Grantee and their respective successors and assigns, and no other Person shall have any rights or benefits of any nature under or by reason of the Agreement Documents. The Agreement Documents shall be binding on and inure to the benefit of each of Grantor and Grantee and their respective successors and assigns and, to the extent set forth in the signature provisions for each such party, RVM and TIAA, except that Grantor shall have no right to assign any rights or interests under any Agreement Document without the prior written consent of Grantee. Grantee may at any time prior or subsequent to the Closing Date transfer its interest in this Agreement and the Property to an affiliate of Grantee, and upon such transfer such affiliate shall succeed to all of the rights and duties of Grantee hereunder, and each reference in this Agreement to Grantee (other than in the Preliminary Statements and in Article II) shall mean and refer instead to such affiliate.

      6.05 RULES OF CONSTRUCTION. (a) Each party hereto (x) has cooperated and has been represented by counsel in the drafting and preparation of this Agreement, (y) understands the implications of the transaction, including any potentially adverse tax consequences hereof and
(z) is not acting under fraud or duress; accordingly, in any construction to be made of this Agreement, the same shall not be construed against any party hereto. (b) For purposes of this Agreement: (i) any reference to "days" shall mean calendar days, (ii) the word "including" shall mean "including without limitation", (iii) defined terms shall be equally applicable to the singular and plural forms, and (iv) all existing and future exhibits to this Agreement are incorporated in this Agreement by this reference. (c) The unenforceability or invalidity of any provision of this Agreement or any other Agreement Document or any other Document delivered hereunder shall not render any other provision or provisions contained herein or therein unenforceable or invalid, and all such provisions are declared to be severable. (d) Time is of the essence of the documents contemplated by this Agreement. (e) The Agreement Documents shall be governed by, and construed and enforced in accordance with, the Laws of California.

      6.06 NOTICES. All notices and other communications provided hereunder shall be in writing and mailed, personally delivered or telecommunicated to the appropriate party at the address set forth on the signature page of this Agreement or, as to any party, at any other address as shall be designated by it in a written notice sent to the other parties.

Any notice or other communication will be effective (a) if given by mail, on the earlier of receipt or the third day after deposit in the United States mails with first-class postage prepaid, (b) if given by personal delivery or nationally recognized overnight courier, when delivered, or
(c) if by facsimile transmission on the date of confirmation of receipt of such transmission.

      6.07 FEES, COSTS AND EXPENSES. Each party hereto shall bear sole responsibility for and promptly pay or cause to be paid all costs and expenses incurred by it in connection with the preparation, negotiation, execution and delivery of, and the performance of its obligations under, this Agreement and the other Agreement Documents (including the fees and disbursements of its legal counsel) or otherwise in connection with this Agreement or the transactions contemplated herein, and any Taxes payable by such party as a result of the transactions contemplated herein; provided, however, that Grantee shall pay all closing costs, including transfer taxes, recordation costs and title insurance premiums.

      6.08 WAIVER OF VENDOR'S LIEN. Grantor hereby expressly waives any right that it may now have or hereafter acquire under Section 3046 of the California Civil Code or otherwise to a vendor's lien against the Property.

      6.09 WAIVER OF JURY TRIAL. Each of the parties hereto waives trial by jury in any action or other proceeding (including counterclaims), whether at law or equity, brought by any party against any other on matters arising out of or in any way related to or connected with this Agreement or the other Agreement Documents.

      6.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any delivery of a counterpart signature by telecopier shall however, be promptly followed by delivery of a manually executed counterpart.

      6.11 There shall be no discrimination against or segregation of, any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin, or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land, nor shall the transferee himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees in the land.

      6.12  SEE ATTACHED INSERT - "LIMITATION ON RIGHTS AND REMEDIES"

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

"GRANTEE":

RVM LONG BEACH PLAZA LLC


By:   RETAIL VALUE INVESTMENT PROGRAM
      LIMITED PARTNERSHIP __, a Delaware
      limited partnership

      By: COVENTRY REAL ESTATE PARTNERS, LTD.
      (f/k/a Retail Value Management, Ltd.),
      an Ohio limited liability company

            By:         __________________________
            Name:       Peter Henkel
            Title:      Managing Principal

"GRANTOR":

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII

By:   JMB REALTY CORPORATION,
      a Delaware Corporation, its General Partner

By:   ________________________________
      Name:
      Title:

With respect to Section 1.04 and
Section 2.02 of this Agreement
"RVM":

RVM II LONG BEACH PLAZA LLC


By:   RETAIL VALUE INVESTMENT PROGRAM
      LIMITED PARTNERSHIP II, a Delaware
      limited partnership

By:   COVENTRY REAL ESTATE PARTNERS, LTD.
      (f/k/a Retail Value Management, Ltd.),
      an Ohio limited liability company


By:
      ------------------------------
      Name:       Peter Henkel
      Title:      Managing Principal

For the purposes of consenting to this transaction and joining in the release provisions of Section 2.02 of this Agreement.

"TIAA"

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA




By:
      ------------------------------
      Name:       Diane C. Young
      Title:      Associate Director

                       INSERT TO SETTLEMENT AGREEMENT
                       ------------------------------

            Limitation on Rights and Remedies. Notwithstanding anything to the contrary contained in this Agreement or the Agreement Documents (collectively, the "Documents"):

            Grantee's rights and remedies in the event Grantor fails to comply with any obligation ("Obligation") under any Document arising or accruing before the Closing, including but not limited to any representation, warranty, covenant and indemnity, shall be limited to the right to terminate this Agreement on or before the Closing Date; provided, however, that if Grantor fails to make the conveyance required by this Agreement, Grantee shall also be entitled to the remedy of specific performance.

            No obligation of Grantor shall survive the Closing Date except for the obligation to turn over any rents actually received by Grantor, Grantor's covenant set forth in Section 4.01 of the Agreement and the releases set forth in Section 2.01.

            Grantor shall not be obligated to perform any act or execute any document which requires incurring out-of-pocket costs (other than its own legal fees).

            Grantor shall not be required to close the transaction contemplated by this Agreement unless Grantee, or an affiliate of Grantee, shall have acquired from TIAA (and given to Grantor evidence thereof reasonably satisfactory to Grantor) all right, title and interest of TIAA in and to the Note and Mortgage, including but not limited to any right which TIAA may have to assert any claim, action or cause of action against Grantor which is not released pursuant to Section 2.02 of the Agreement.

            There shall be no prorations of any kind or obligations to pay any amounts to Grantee or any other person or entity, whether or not any such amounts are delinquent, including, but not limited to taxes; provided, however, Grantor's rights (if any) with respect to all amounts held by the Receiver on the Closing Date shall be quitclaimed by Grantor to Grantee or the right to receive the same shall be assigned to Grantee at the Closing, and any rents actually received after the Closing Date by Grantor shall be delivered to Grantee promptly after receipt thereof.

            Without limitation on the foregoing, but in addition thereto, no present or future advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, direct or indirect partner, member or agent of Grantor shall have any personal liability, directly or indirectly, under or in connection with the Documents or any instrument or agreements entered into in connection therewith; and Grantee and its successors and assigns, and, without limitation, all other persons and entities shall look solely to Grantor and Grantor's interest in the Property for the payment of any claim or for any performance; and Grantee hereby waives any all such personal liability.

                                  EXHIBIT A


                        DESCRIPTION OF REAL PROPERTY

                                  EXHIBIT B


                        REQUIRED THIRD PARTY CONSENTS


      1. Consent of the City to the Assignment and Assumption of the Parking Sublease, which consent shall expressly provide that the City approves the financial capability and responsibility of the assignee and that the assignor is released from all liability under the Parking Sublease.

      2. Consent of the Superior Court to the consummation of this Agreement by Grantor.

                                  EXHIBIT C


                                 DEFINITIONS


      As used in this Agreement, the following terms shall have the following meanings:

      "Agreement" means this Settlement Agreement, including all exhibits.

      "Authorization" means any authorization, consent, approval, order, license, permit, exemption or other action by or from, or any filing, registration or qualification with, any Governmental Agency or other Person.

      "Authorizing Resolutions" means (a) in the case of a corporation, a certified copy of resolutions adopted by its board of directors, (b) in the case of a partnership (whether general or limited), a certificate signed by all of its general partners, and (c) in the case of a trust or any other entity, evidence of such other action as Grantee may require, in each case authorizing the execution, delivery and performance of all Agreement Documents to which it is a party or by which it is bound.

      "Charter Documents" means (a) in the case of a corporation, its articles of incorporation and bylaws, (b) in the case of a partnership, its partnership agreement and any certificate or statement of partnership, (c) in the case of a limited liability company, its certificate of formation and operating agreement and (d) in the case of a trust or any other entity, its formation documents, in each case as amended from time to time.

      "Closing Date" means the date of the conveyance of the Property by Grantor to Grantee pursuant to Section 5.01 of the Agreement.

      "Documents" means written documents and materials, including agreements, approvals, certificates, consents, instruments, financing statements, reports, budgets, forecasts and opinions.

      "Governmental Agency" means (a) any government or municipality or political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, (d) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (e) any comparable authority.

      "Insolvency Proceeding" means, as to any Person, (a) the institution by or against such Person of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to such Person or all or any part of its property under the Laws of any jurisdiction, (b) the entry of an order for relief against such Person by the Bankruptcy court, (c) the making by such Person of an assignment for the benefit of creditors, or (d) the appointment of a receiver, trustee or similar official for such Person or all or any part of its property, or the application of such Person for, or the consent of such Person to, any such appointment.

      "Laws" means all federal, state and local laws, rules, regulations, ordinances and codes.

      "Lease" means any lease, rental contract, occupancy agreement, license or other arrangement pursuant to which any Person occupies or has the right to occupy or use any portion of the Real Property, in each case as supplemented, modified, amended, renewed and extended from time to time.

      "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance.

      "Loan Documents" means the Mortgage and the Note.

      "Other Requirements" means (a) the terms, conditions and requirements of all Project Documents, Authorizations and Rights of Others relating to the Property or the Project and all other Documents, agreements and restrictions relating to, binding on or affecting the Property, including covenants, conditions and restrictions, leases, easements, reservations, rights and rights-of-way, (b) requirements relating to the sale or lease of any portion of the Real Property or the supply of Utility Services to the Real Property, (c) requirements and recommendations of the soils report and any environmental impact report or negative declaration, (d) all building, zoning, land use, planning and subdivision requirements, and
(e) requirements relating to construction of any offsite improvements.

      "Permitted Encumbrances" means, as to any portion of the Property, the items described on Schedule B on that certain title commitment dated May 7, 1998 and issued by First American Title Insurance Company.

      "Person" means any person or entity, whether an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated organization, business association or firm, joint venture, Governmental Agency or otherwise.

      "Personal Property" means all inventory, equipment, fixtures and other goods (as those terms are defined in Division 9 of the UCC) located at, upon or about, or affixed or attached to or installed in, the Real Property, or used or to be used in connection with or otherwise relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Real Property; if and to the extent owned by Grantor.

      "Project Documents" means all Documents of every kind and nature relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing, licensing, permitting, occupancy, sale or financing of any part of the Property.

      "Property" means all the property securing repayment of the Note, including and/or in addition, the Real Property, the Leases, the Rents, the Personal Property the Project Documents, any warranties, guaranties and indemnities in favor of Grantor directly relating to the Property, any claims held by Grantor against any party with respect to the project and any utility deposits held by third parties.

      "REA" means that certain Construction, Operation and Reciprocal Easement Agreement (Long Beach Plaza), dated as of January 27, 1981, which was recorded on January 29, 1981, as instrument No. 81-105995 in the official Records, modified by Instrument No. 84-400118 recorded on April 3, 1984, modified by Instrument No. 84-784755 recorded on June 29, 1984 and assigned by an Assignment of REA, recorded on June 24, 1983 as Instrument No. 83-711206.

      "Real Property" means the property described on Exhibit "A" attached hereto.

      "Remedy" means any right, power or remedy.

      "Rents" means all rents, issues, income, revenues, royalties and profits payable under or with respect to or otherwise derived from the Real Property or any Lease, including (a) any such amounts past due and unpaid,
(b) any security deposits or other sums paid or payable under any Lease, and (c) all "Rents" as defined in the Deed of Trust.

      "Right of Others" means, as to any property in which a Person has an interest, any legal or equitable claim or other interest (other than a Lien but including a leasehold interest, a right of first refusal or a right of repossession or removal) in or with respect to such property held by any other Person, and any option or right held by any other Person to acquire any such claim or other interest or any Lien in or with respect to such property.

      "Taxes" means all taxes, assessments, charges, fees and levies (including interest and penalties) imposed, assessed or collected by any Governmental Agency.

      "Tenant" means, as to any Lease, the tenant, lessee or licensee under such Lease.

      "UCC" means the California Uniform Commercial Code.

      "Utility Services" means all utility services, including water, gas, electricity, telephone, garbage removal and sewer services.

                                  EXHIBIT D

                               QUITCLAIM DEED


                  ----------------------------------------
                  SPACE ABOVE THIS LINE FOR RECORDER'S USE

This instrument prepared by,____________________ Tax bills for the real property and when recorded, return to:

described herein to be sent to:



[Print/Type Name]


The value of the property in this conveyance, exclusive of liens and encumbrances, is $100 or less; and there is no additional consideration received by the grantor, and that this Deed is exempt from the payment of documentary transfer tax pursuant to Section 11911 of the California Revenue and Taxation Code. The property conveyed herein is located in Los Angeles County, California.

THIS QUITCLAIM DEED, dated as of this 31st day of December, 1998, is made by Carlyle Real Estate Limited Partnership-XIII, an Illinois limited partnership, having an office at ________________ (the "Grantor").

to RVM Long Beach Plaza LLC, a Delaware limited liability company, having an office at 888 Seventh Avenue, Suite 888 Seventh Avenue, 12th Floor, New York, NY 10106 (the "Grantee").

      WITNESSETH, that the Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Grantee, the receipt and sufficiency of which is hereby acknowledged, does hereby remise, release and forever quitclaim unto Grantee, its successors and assigns, all of its right, title and interest, if any, in and to that certain plot, piece or parcel of land (together with the buildings and improvements thereon erected) described on SCHEDULE "A" hereto (the "Premises").

      TOGETHER WITH all right, title and interest (if any) of Grantor in and to any streets and roads abutting the Premises to the center line thereof, as well as any gaps, strips or gores on, around or within the Premises;

      TOGETHER WITH all right, title and interest (if any) of Grantor in and to any hereditaments and appurtenances, and all of the estate and rights of Grantor;

      TO HAVE AND TO HOLD the Premises herein conveyed unto the Grantee, its successors and assigns forever;

      AND notwithstanding anything to the contrary contained herein, this conveyance is executed and delivered without warranties of title, express or implied of any kind whatsoever.

      AND in addition, the Grantee herein covenants by and for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, that there shall be no discrimination against or segregation of, any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry in the sale, lease, sublease transfer, use, occupancy, tenure or enjoyment of the land herein conveyed, nor shall Grantee itself or any person claiming under or through it establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees in the land herein conveyed. The foregoing covenants shall run with the land.

      IN WITNESS WHEREOF, the Grantor has duly executed, acknowledged and delivered this conveyance as of the day and year first above written.

GRANTOR:

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII

By:   JMB REALTY CORPORATION,
      a Delaware Corporation, its General Partner

By:   ________________________________
      Name:
      Title:

STATE OF ____________________       )
                                           ) ss.:
COUNTY OF ______________________    )


      On ____________________, 1998, before me,____________________, the undersigned Notary Public, personally appeared __________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.


                              ------------------------------
                                    Notary Public

                                 SCHEDULE A
                                 ----------


Premises situate, lying and being in the City of Long Beach, County of Los Angeles and State of California, being more particularly described as follows:


                         [INSERT LEGAL DESCRIPTION]

                                  EXHIBIT E


                                BILL OF SALE

      KNOW ALL MEN BY THESE PRESENTS, that CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership ("Grantor"), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and paid by RVM LONG BEACH PLAZA LLC, a Delaware limited liability company ("Grantee") has bargained and sold and by these presents does grant and convey unto Grantee, its successors and assigns, all of Grantor's right, title and interest in and to the fixtures, equipment and personal property owned by Grantor and attached to and used in the operation of certain property known as Long Beach Plaza, Long Beach, California (all of the foregoing being hereinafter collectively referred to as the "Personal Property").

      TO HAVE AND HOLD the Personal Property unto Purchaser, its successors and assigns, forever, "as is", without any representation or warranty whatsoever, express or implied, including any representation as to title or as to merchantability or fitness for a particular purpose.

      Without limitation on the foregoing, but in addition thereto, no present or future advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, direct or indirect partner, member or agent of Grantor shall have any personal liability, directly or indirectly, under or in connection with the Personal Property or any instrument or agreements entered into in connection therewith; and Grantee and its successors and assigns, and, without limitation, all other persons and entities shall look solely to Grantor and Grantor's interest in the Property for the payment of any claim or for any performance; and Grantee hereby waives any all such personal liability.

      IN WITNESS WHEREOF, Grantor has duly executed this Bill of Sale as of the 31st day of December, 1998.




"GRANTOR":

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII

By:   JMB REALTY CORPORATION,
      a Delaware Corporation, its General Partner

By:   ________________________________
      Name:
      Title: